UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2008
TRANS1 INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
411 Landmark Drive
Wilmington, NC 28412-6303
(Address of principal executive offices)
(Zip Code)
(910) 332-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Signatures

Item 7.01	Regulation FD Disclosure.
On February 19, 2008, TranS1 Inc. (the “Company”) hosted a conference call to discuss possible changes in the reimbursement status for its AxiaLIF procedure. The Company noted that the National Association of Spine Surgeons Reimbursement Coding Committee, which is charged to monitor new procedures and devices and how they should be reimbursed, announced it will propose a separate Category III tracking code for transacral lumbar fusion to the American Medical Association. The tracking code will provide for the collection of data and the Company will collect data to support a new Category I reimbursement code for the Company’s transacral lumbar fusion procedure by 2009. If successful, the Company stated that it anticipated that such a code should become effective in 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.
February 20, 2008	By:	/s/ Michael Luetkemeyer
Michael Luetkemeyer
Chief Financial Officer